UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2011

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105-3443 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.

Attached as Exhibit 99.1 and incorporated herein by reference, is a copy of the registrant’s press release dated March 1, 2011 announcing that senior management will be available for one-on-one meetings with investors at the Longbow Research Basic Materials Investor Conference in New York on March 10, 2011, the Susquehanna Chemical Conference in Boston on March 15, 2011 and the Sidoti & Company Emerging Growth Institutional Investor Forum in New York on March 22, 2011.   In addition, Olin’s senior management will make formal presentations at the Longbow conference at 8:45 AM Eastern time and at the Sidoti conference at 10:40 AM Eastern time.

Copies of the presentation slides for each of these three conferences will be available the evening prior to each event to all investors, news media and the general public on Olin’s web site www.olin.com in the Investors section under Investor Presentations.

Item 9.01.                      Financial Statements and Exhibits.

Exhibit No.	Exhibit
99.1	Press Release dated March 1, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:           /s/ George H. Pain
Name:  George H. Pain
Title:    Senior Vice President, General Counsel and Secretary

Date:  March 1, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated March 1, 2011